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                                                                   EXHIBIT 10.73

                               SECURITY AGREEMENT

This Security Agreement dated for purposes of reference November 1, 2001, is between the undersigned, APPLIED DATA COMMUNICATIONS, INC. (A Delaware Corporation) hereinafter called "CLIENT," AND UNITED CALIFORNIA DISCOUNT CORPORATION doing business as UNITED CALIFORNIA FACTORS, hereinafter "UCF." CLIENT AND UCF agree as follows:

PURPOSE OF AGREEMENT

1. CLIENT desires to obtain short-term financing by factoring, selling, and assigning to UCF, acceptable accounts receivable at a discount below face value.

DEFINITIONS

2. "ACCOUNT" means any right to payment for goods sold, or leased, and delivered, or services rendered which is not evidenced by an instrument or chattel paper.

3. "ACCEPTABLE ACCOUNT" means an account conforming to the warranties and terms set forth herein.

4.  "CUSTOMER" means CLIENT'S customer or the account debtor.

5.  "CLIENT" means the seller and assignor of the accounts.

6. "COLLATERAL" means the intangible or tangible property given as security to UCF by CLIENT for any obligations and liabilities of CLIENT to UCF under this Agreement.

7. "WARRANT" means to guarantee, as a material element of this Agreement. Each separate warranty herein is also an independent condition to UCF's duties under this Agreement.

8. "CREDIT PROBLEM" means customer is unable to pay his debts because of financial problems/insolvency.

9. "CUSTOMER DISPUTE" means any claim by customer against CLIENT, of any kind whatsoever, valid or invalid, that reduces the amount collectible from customer by UCF.

WARRANTIES AND COVENANTS BY CLIENT

10. As an inducement for UCF to enter into this Agreement, and with full knowledge that the truth and accuracy of the warranties of this Agreement are being relied upon by UCF instead of the delay of a complete credit investigation, CLIENT warrants and/or covenants that:

11. All of the Collateral is owned by CLIENT alone, free and clear of all liens, claims, security interest(s), or encumbrances except those granted to UCF or those specifically disclosed in writing to UCF.

12. CLIENT is properly licensed and authorized to operate the business of CD ROM REPLICATION PACKAGING, under the trade name of APPLIED DATA COMMUNICATIONS, INC. and CLIENT'S trade name has been properly filed and published as required by the laws of the State of California/Delaware.

13. CLIENT's business is solvent.

14. Each customer's business is solvent to the best of CLIENT'S information and knowledge.

15. CLIENT is, at the time of purchase by UCF, the lawful owner of, and has good and undisputed title to, the accounts purchased by UCF.

16. Each account offered for sale to UCF is an accurate and undisputed statement of indebtedness by customer to CLIENT for a sum certain which is due and payable in thirty days or less or on such other terms as are acceptable to UCF in its discretion, which are expressly set forth on the face of each invoice.

17. CLIENT will, when requested by UCF, execute any written instruments and do any other things necessary to effectuate more fully the purposes and provisions of this Agreement, including, without limitations, executing and filing financing statements in form and substance satisfactory to UCF.

18. Each account offered for sale to UCF is an accurate statement of a bonafide sale, delivery, and acceptance of merchandise or performance of service by CLIENT to customer. Said account is not subject to any known defense, offset, counter claim, or any contingency whatsoever.

19. CLIENT authorizes UCF, in its sole discretion, to dispose of any documents, schedules, invoices, or other papers delivered to UCF in connection with this Agreement, at any time at least six, (6), months after they have been delivered to UCF.

20. CLIENT does not own, control, or exercise dominion over, in any way whatsoever, the business of any account-debtor/customer to be factored by CLIENT to UCF.

21. All financial records, statements, books, or other documents shown to UCF by CLIENT, at any time, either before or after the signing of this Agreement, are true and accurate.

22. CLIENT will not, under any circumstances or in any manner whatsoever, interfere with any of UCF's rights under this Agreement.

23. CLIENT WILL NOT FACTOR OR SELL ACCOUNTS, EXCEPT TO UCF, for the period of this Agreement.

24. CLIENT will not transfer, pledge or give a security interest in any of its accounts to any other party.

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25. CLIENT will not change or modify the terms of the original account with customer unless UCF first consents to such change in writing. For example, CLIENT may not extend credit to a customer beyond thirty days without prior written consent from UCF.

26. CLIENT will not permit any lien, security interest, or encumbrance to be created upon its fixtures, inventory, or property except with notice thereof to UCF.

27. CLIENT will maintain such insurance covering CLIENT'S business and/or the property of CLIENT'S customers as is customary for businesses similar to the business of CLIENT and, at the request of UCF, name UCF as loss payee of such insurance.

28. CLIENT will notify UCF in writing prior to any change in CLIENT'S place of business, or, if CLIENT has or acquires more than one place of business, or prior to any change in CLIENT'S chief executive office, the office or offices where CLIENT'S books and records concerning account receivable are kept.

29. CLIENT will immediately notify UCF of any proposed or actual change of CLIENT'S name, identity, legal entity, or corporate structure.

FURTHER PROMISES

30. SECRUTIY INTEREST/COLLATERAL: as further inducement for UCF to enter into this Agreement, CLIENT gives to UCF, as collateral for the repayment of any and all obligations and liabilities whatsoever of CLIENT to UCF, a Security Interest in the following described property hereinafter collectively called "Collateral":

    All presently existing or hereafter arising, now owned or hereafter acquired accounts, accounts receivable, contract rights, chattel paper, documents, instruments, reserves, reserve accounts, general intangibles, and all books and records pertaining to accounts and all proceeds of the foregoing property.

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31. FURTHER COLLATERAL: As further Collateral this agreement is secured by a
Deed of Trust to Title Insurance and Trust Company, a California Corporation, as Trustee, on that certain real property commonly known as _______________________
                  N/A
-----------------------------------------------------
            (Street Address)

32. NOTIFICATION: UCF, may any time and at its sole discretion notify any customer/account-debtor of CLIENT to make payments directly to UCF.

33. ASSIGNMENT: CLIENT shall from time to time at CLIENT'S option sell, transfer, and assign accounts to UCF and said accounts shall be identified by separate and subsequent written assignments on a form to be provided to CLIENT by UCF.

34. APPROVAL: UCF will not purchase an account unless such account is first submitted to UCF by CLIENT for approval. UCF is not obligated to buy an account from CLIENT.

35. DISCOUNT: UCF agrees to buy acceptable accounts from CLIENT at a discount,
(fee), of Twenty percent, (20%), from the face value of each account.

36. RESERVE: UCF may reserve and withhold an amount in a reserve account equal to N/A percent, (N/A%), of the gross face amount of all accounts purchased. Said reserve account may be held by UCF and applied by UCF against charge-backs or any obligations of CLIENT to UCF, and said reserve account is not due and payable to client until any and all potential obligations owing by CLIENT to UCF are fully paid and satisfied. CLIENT gives UCF a security interest in this reserve account, which secures all obligations and indebtedness arising under this factoring agreement.

37. RESERVE ACCOUNT REFUND: UCF will return to CLIENT from the reserve account N/A percent (N/A%), of the gross purchase price on any individual account when either:

          (a)  Said account is paid in full; or

          (b) Said account is not paid, but UCF has determined that CLIENT has complied with all terms and conditions of this agreement and, said account-debtor acknowledges in writing that there are no offsets/claims against said account and same will be paid directly to UCF.

38. REBATES: As an inducement to CLIENT to sell only the accounts from which prompt payments can be expected UCF agrees to return to CLIENT a rebate of Seventeen percent, (17%), on each account that is paid to UCF within 30 days, a rebate of Sixteen percent, (16%), on each account that is paid to UCF within 40 days, and a rebate of Fifteen percent, (15%), on each account that is paid to UCF within 50 days. Any rebate money owing to CLIENT may be held by UCF at UCF's sole discretion as a further security for payment of any and all obligations owing by CLIENT to UCF. ***

39. REQUIRED FORMS: When CLIENT offers a schedule of accounts (Bill of Sales) to UCF for sale, UCF shall receive an original invoice together with one copy thereof, a copy of the Bill of Lading, Contract or Purchase Order, and/or a Purchase Order number which corresponds with said invoice(s), as appropriate to the business of CLIENT.

40. NO RECOURSE: UCF will have no recourse against CLIENT when an account is not paid by customer when due, if the reason for non-payment is a credit problem, (See Paragraph 8 for definition), except as enumerated below.

41. EXCEPTIONS: Paragraph 40 above will not apply and UFC will have recourse against CLIENT for unpaid accounts in the following situations:

          (a) If CLIENT has breached any warranties or promises in this Agreement with regard to the unpaid account.

          (b) If CLIENT has contributed to, or aggravated customer's credit problem.

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          (c)  If CLIENT and customer are involved in a dispute of any kind, regardless of validity.

          (d) If customer asserts a claim of loss or offset of any kind, against CLIENT or UCF.

and a rebate of Fourteen percent (14%), on each account that is paid to UCF within 60 days and a rebate of Thirteen percent, (13%), on each account that is paid to UCF within 75 days and a rebate of Twelve percent, (12%), on each account that is paid to UCF within 90 days.

42. PAYMENT OF DISPUTED ACCOUNT: CLIENT will immediately pay to UCF the full amount of any account subject to a costumer dispute, (See Paragraph 9 for definition), of any kind whatsoever.

43. CHARGE-BACK: if CLIENT does not fully settle the dispute with immediately, UCF may, in addition to any other remedies under this Agreement, charge or sell back the account to CLIENT.

44. CHARGE-BACK FOR INVOICING ERROR: Mistaken, incorrect, and/or erroneous invoicing, submitted by CLIENT to UCF may, at UCF's discretion, be deemed a disputed invoice and be charged back to the CLIENT.

45. NOTICE OF DISPUTE: CLIENT must immediately notify UCF of any disputes between customer and CLIENT.

46. SETTLEMENT OF DISPUTE: UCF may settle any dispute with customer. Such settlement does not relieve CLIENT of final responsibility for payment of such account.

47. STATEMENT OF CHARGE-BACK: UCF shall identify in writing all charge-backs and provide to CLIENT a written statement thereof. Said statement shall be deemed an "ACCOUNT STATED" between CLIENT and UCF as to said charge-backs except for any errors of which CLIENT shall have notified UCF in writing within fifteen, (15), days after the date of receipt by CLIENT of said statement.

48. SOLE PROPERTY: Once UCF has purchased an account, the payment from customer as to that account is the sole property of UCF, Any interference by CLIENT with this payment will result in civil and/or criminal liability.

49. HOLD IN TRUST: Client will hold in trust and safekeeping, as the property of UCF, and immediately turn over to UCF the identical check or other form of payment received by CLIENT, whenever any payment on an account purchased by UCF comes into CLIENT'S possession. Should CLIENT come into possession of a check comprising payments owing to both CLIENT and UCF, CLIENT shall turn over said check to UCF. UCF will refund CLIENT'S portion to CLIENT.

50. FINANCIAL RECORDS: CLIENT will furnish UCF statements and information as requested by UCF from time to time.

51. TAX COMPLIANCE: CLIENT will furnish UCF, upon request, satisfactory proof of payment and/or compliance with all Federal , State, and/or local tax requirements.

52. NOTICE OF LEVY: CLIENT will promptly notify UCF of any attachment or any other legal process levied against CLIENT or any of CLIENT'S customers.

53. NO PLEDGE: CLIENT will not pledge the credit of UCF to any person or business for any purpose whatsoever.

54. BOOK ENTRY: CLIENT will, immediately upon sale of accounts to UCF, make proper entries on its books and records disclosing the absolute sale of said accounts to UCF.

55. LEGAL FEES: The losing party will pay any and all legal expenses and reasonable attorney's fees that the prevailing party may incur as a result of either CLIENT or UCF enforcing this Agreement one against the other.

56. POWER OF ATTORNEY: In order to carry out this Agreement and avoid unnecessary notification of customers, CLIENT irrevocably appoints UCF, or any person designated by UCF, its special attorney in fact, or agent, with power to:

          (a) strike out CLIENT'S address on all accounts mailed to customers and put on UCF's address.

          (b) receive, open, and dispose of all mail addressed to CLIENT, or to CLIENT'S fictitious trade name via UCF's address.

          (c) endorse the name of CLIENT or CLIENT'S fictitious trade name to any checks or other evidences of payment that may come into the possession of UCF on accounts purchased by UCF or pursuant to default and on any other documents relating to any of the accounts or to Collateral.

          (d) in CLIENT'S name, or otherwise, demand, sue for collect, and give releases for any and all monies due or to become due on accounts.

          (e) compromise, prosecute, or defend any action, claim, or proceeding as to said accounts.

          (f) crom time to time offer a trade discount to CLIENT'S customer exclusive of CLIENT'S normal business custom with said customer.

          (g) do any and all things necessary and proper to carry out the purpose intended by this Agreement.

          (h) and, upon the happening of an event of Default, notify the Post Office authorities to change the address for delivery of mail addressed to CLIENT to such address as UCF may designate.

          (i) sell, in whole or in part, for cash, credit or property to others, or to itself, at any public or private sale, assign, make any agreement with respect to, or otherwise deal with, any of the Collateral as fully and completely as if UCF were the absolute owner thereof.

               The authority granted UCF shall remain in full force and effect until all assigned accounts are paid in full and any indebtedness of CLIENT to UCF is discharged.

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57. DOUBLE PAYMENTS: Should UCF receive a double payment on an account or other payment which is not identified, UCF shall carry these sums as open items and shall return them to said Payor upon proper identification. After six months following receipt of such payments, UCF may, if it so elects, consider such payments or unidentified items as credits towards any outstanding or indebtedness of CLIENT.

58. MAXIMUM ACCOUNT: The outstanding amount in CLIENT'S account with UCF (that is, accounts purchased by UCF from CLIENT and not yet paid by customer), shall not exceed the sum of $400,000.00, except UCF may purchase additional accounts from, or advance additional sums to, CLIENT as UCF may from time to time, at UCF's sole discretion, determine.

59. HOLD HARMLESS: CLIENT shall hold UCF harmless against any customer's ill will arising from UCF's collecting or attempting to collect any accounts.

60. DEFAULTS: Any one or more of the following shall be a default hereunder:

          (a)  CLIENT shall fail to pay any indebtedness to UCF when due.

          (b) CLIENT shall breach any term, provision, covenant, warranty, or representation under this AGREMENT, or under any other agreements, contracts between CLIENT and UCF or obligation of CLIENT to UCF.

          (c) The appointment of any receiver or trustee of all or a substantial portion of the assets of CLIENT.

          (d) CLIENT shall become insolvent or unable to pay debts as they mature, shall make a general assignment for the benefit of creditors, or shall voluntarily file under any bankruptcy or similar law.

          (e) Any involuntary petition in bankruptcy shall be filed against CLIENT and shall not be dismissed within 60 days.

          (f) Any levies or attachment, executions, tax assessments, or similar process shall be issued against the Collateral and shall not be released within ten days thereof.

          (g) Any financial statements, profit and loss statements, borrowing certificates or schedules, or other statements furnished by CLIENT to UCF prove false or incorrect in any material respect.

61. REMEDIES AFTER DEFAULT: In the event of any default UCF may do any one or more of the following:

          (a) Declare any indebtedness secured hereby immediately due and payable.

          (b) Notify any customers and take possession of Collateral and collect any receivables without judicial process.

          (c) Require CLIENT to assemble the Collateral and the records pertaining to receivables and make them available to UCF at a place designated by UCF.

          (d) Enter the premises of CLIENT and take possession of the Collateral and of the records pertaining to the receivables and any other Collateral.

          (e) Grant extensions, compromise claims and settle receivables for less than face value, all without prior notice to CLIENT.

          (f) Use, in connection with any assembly or diposition of the Collateral, any trademark, trade name, trade style, copyright, patent right, or technical process used or utilized by CLIENT.

          (g) Return any surplus realized by CLIENT after deducting the reasonable expenses, and attorney's fees incurred by UCF in resolving said default.

          (h)  Hold CLIENT liable for any deficiency.

62. TERMINATION: This Agreement shall continue in full force and effect until terminated by either party.,

63. POST TERMINATION: After termination CLIENT remains fully responsible to UCF for any obligation or indebtedness existing or which may arise in connection with factored accounts that remain outstanding and unpaid. The termination of this agreement shall not affect the liabilities and obligations of CLIENT or the rights, powers, and remedies of UCF under this Agreement or the security interest granted UCF hereunder with respect to existing or future Collateral until all indebtedness has been satisfied or paid in full.

64. BINDING ON FUTURE PARTIES: This Agreement inures to the benefit of, and is binding upon, the heirs, executors, administrators, successors, and assigns of the parties thereto.

65. CUMULATIVE RIGHTS: All rights, remedies and powers granted to UCF in this agreement, or in any note or other agreement given by CLIENT to UCF, are cumulative and may be exercised singularly or concurrently with such other rights as UCF may have. These rights may be exercised from time to time as to all or any party of the pledged Collateral As UCF, in its discretion, may determine.

66. WRITTEN WAIVER: UCF may not waive its rights and remedies unless the waiver is in writing and signed by UCF. A waiver by UCF of a right or remedy under this Agreement on one occasion is not a waiver of the right or remedy on any subsequent occasion.

67. CALIFORNIA LAW: This agreement shall be covered by, and construed in accordance with, the laws of the State of California.

68. INVALID PROVISION: If any provision of this Agreement shall be declared illegal or contrary to law, it is agreed that such provision shall be disregarded and this Agreement shall continue in force as though such provision had not been incorporated herein.

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69. ENTIRE AGREEMENT: This instrument contains the entire Agreement between parties. Any addendum or modification hereto will be signed by both parties and attached hereto.

70. EFFECTIVE: This agreement becomes effective when it is accepted and executed by the authorized officers of UCF.

71. VENUE: TO INDUCE UCF TO ACCEPT THIS AGREEMENT, CLIENT IRREVOCABLY AGREES THAT , SUBJECT TO UCF'S SOLE DISCRETION, ALL ACTIONS AND PROCEEDINGS IN ANY WAY ARISING OUT OF THIS AGREEMENT, THE DOCUMENTS, OR THE COLLATERAL, SHALL BE LITIGATED IN COURTS HAVING SITUS WITHIN THE CITY OF MONROVIA, STATE OF CALIFORNIA. CLIENT HEREBY CONSENTS AND SUBMITS TO THE JURISDICTION OF ANY LOCAL, STATE OR FEDERAL COURT LOCATED WITHIN SAID CITY AND STATE. CLIENT HEREBY IRREVOCABLY APPOINTS AND DESIGNATES THE SECRETARY OF STATE OF DELAWARE, WHOSE ADDRESS IS P.O. BOX 793, DOVER, DE 19903, OR ANY OTHER PERSON HAVING OR MAINTAINING A PLACE OF BUSINESS IN SUCH STATE, WHOM CLIENT MAY FROM TIME TO TIME HEREAFTER DESIGNATE, (HAVING GIVEN TEN, (10) DAYS WRITTEN NOTICE THEREOF TO
UCF), AS CLIENT'S TRUE AND LAWFUL ATTORNEY AND DULY AUTHORIZED AGENT FOR ACCEPTANCE OF SERVICE OF LEGAL PROCESS. CLIENT AGREES THAT SERVICE OF SUCH PROCESS UPON SUCH PERSON SHALL CONSTITUTE PERSONAL SERVICE OF SUCH PROCESS UPON CLIENT.

Executed this  2  day of  Nov   , 2001 , at        Santa Ana, CA 92704
              ---        -------    ---     ------------------------------------
                                                     (CITY) (STATE)

                                             APPLIED DATA COMMUNICATIONS, INC.
                                         ---------------------------------------
                                         CLIENT'S name)

                                         By   /s/ WALTER J. KANE
                                            ------------------------------------
                                         Title  Walter J. Kane, Chief Executive
                                               ---------------------------------
                                                Officer, Chairman of the Board
                                               ---------------------------------

                                         By     N/A
                                            ------------------------------------
By      /s/  ROBERT P. KLOSE             Title _________________________________
   -------------------------------
Title   Chief Operating Officer
      ----------------------------

           Accepted this 2/nd/ day of November  , 2001  , at Monrovia, CA
                        -------      -----------    ----    --------------------

                                         UNITED CALIFORNIA DISCOUNT
                                          COPORATION d/b/a
                                         UNITED CALIFORNIA FACTORS

                                         By      /s/ JOHN R. CUMMINGS
                                            ------------------------------------
                                                  John R. Cummings, Manager

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